Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A for the period ended December 31, 2004 (the “Report”) of Patient Safety Technologies, Inc. (f/k/a Franklin Capital Corporation)  (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I,
Louis Glazer, M.D., Ph.G, as the Chief Executive Officer of the Registrant, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, to the best of my knowledge, that:

(1) the accompanying Form 10-K/A report for the period ending December 31, 2004 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 13, 2006	/s/ Louis Glazer, M.D., Ph.G
Louis Glazer, M.D., Ph.G
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Patient Safety Technologies, Inc. and will be retained by Patient Safety Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.